CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                  EXHIBIT 32.1

            In connection with the Quarterly Report of Mountains West Exploration, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report").

            I, Lee Wiskowski, President and Principal Executive Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /S/ LEE WISKOWSKI
                                            ____________________________________
                                            Lee Wiskowski, President
                                            (principal executive officer)

Dated: May 22, 2006